BLACKROCK FUNDS III
BlackRock ACWI ex-U.S. Index Fund
(the “Fund”)

Supplement dated May 1, 2015 to the Summary Prospectus
of the Fund dated April 30, 2015

The Board of Trustees of BlackRock Funds III (the “Trust”) approved a change to the Fund’s name. These changes will become effective June 30, 2015.

Effective until June 30, 2015, the following changes are made to the Fund’s Summary Prospectus:

Effective until June 30, 2015, all references to BlackRock Total International ex U.S. Index Fund are changed to BlackRock ACWI ex-U.S. Index Fund. Effective on June 30, 2015, the name of the Fund will be BlackRock Total International ex U.S. Index Fund. Effective until June 30, 2015, all references to Total International ex U.S. Index Master Portfolio are changed to ACWI ex-U.S. Index Master Portfolio. Effective on June 30, 2015, the name of the master portfolio in which the Fund invests its assets will be Total International ex U.S. Index Master Portfolio.

Shareholders should retain this Supplement for future reference.

SPRO-ACWI-0515SUP